Unity Bancorp Inc

2020 Shareholders' Meeting

April 23, 2020

Financial Highlights


$21.9
$23.7
2018
2019
Net Income


$2.01
$2.14
2018
2019
Diluted EPS


$1,304.6
$1,207.7
$1,425.6
$1,250.1
2018
2019
Total Loans
Total Deposits

- Total Loans – 9.3% increase
  - 15.8% increase in consumer loans
  - 10.2% increase in commercial loans
  - 7.3% increase in mortgage loans

- Total Deposits – 3.5% increase
  - 3.6% increase in noninterest-bearing deposits
  - 3.5% increase in interest-bearing deposits
- Core Deposits – 8.7% increase
  - 3.6% increase in noninterest-bearing deposits
  - 10.7% increase in interest-bearing deposits

Recent Performance

Unity Bancorp	As of 3/31/2020 QTD *	As of 12/31/2019 YTD
Return on average assets	1.32%	1.54%
Return on average equity	13.23%	15.86%
Net interest margin	3.92%	3.95%
Efficiency ratio	51.92%	52.00%

* Includes additional $1.0M provision to loan losses as a response to the COVID-19 pandemic.

Unity's Accomplishments


NJBIZ
Best Places to Work
NJ
2017
NJBIZ
Best Places to Work
NJ
2018
NJBIZ
Best Places to Work
NJ
2019
NJBIZ
Best Places to Work
NJ
2020

- Only NJ Bank to be Named One of the 2020 Best Places to Work in New Jersey
  - Recognized for the fourth year in a row
- Selected for the Sandler O'Neill Sm-All Stars Class of 2019
  - Named for the second year in a row
- Ranked 13th Nationally on American Banker magazine's Top 200 Publicly Traded Community Banks (total assets less than $2 billion)
  - Unity Bank climbed from 27th in 2017, 19th in 2018 to 13th in 2019


UNITY
BANK

Unity Bank Initiatives

- Record mortgage production in 2019: $255.5 million in loans originated with $144.5 million sold in the secondary market
- Record consumer production in 2019: $104.0 million in loans originated
- 2019 commercial production: $158.1 million in loans originated
- Commercial loan origination system upgraded to Abrigo
  - Estimated total cost: $550 thousand (incl. implementation fees/travel & expenses)
- Onboard Advisor (replaces FIS ChexSystems)
- Upgraded desktop computers

- Coming in 2020:
  - Online Account Opening
  - Switch from PopMoney to Zelle

Bank Franchise

Unity Bank Branch Locations

Unity Branch Locations	
1	Forks Township, PA
2	Phillipsburg, NJ
3	Washington, NJ
4	Clinton, NJ
5	Flemington, NJ
6	Whitehouse, NJ
7	Somerset, NJ
8	North Plainfield, NJ
9	Middlesex, NJ
10	Highland Park, NJ
11	Edison, NJ
12	South Plainfield, NJ
13	Scotch Plains, NJ
14	Union, NJ
15	Linden, NJ
16	Somerville, NJ
17	Emerson, NJ
18	Ramsey, NJ
19	Bethlehem, PA


Northampton
Warren
Hunterdon
Somerset
Middlesex
Union
Bergen
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19

Historical Growth

(dollars in millions)



Total Assets
CAGR 12.2%
$1,084.9
$1,189.9
$1,455.5
$1,579.2
$1,718.9
2015
2016
2017
2018
2019



Total Loans
CAGR 12.5%
$889.0
$973.4
$1,170.7
$1,304.6
$1,425.6
2015
2016
2017
2018
2019



Total Deposits
CAGR 8.7%
$894.5
$945.7
$1,043.1
$1,207.7
$1,250.1
2015
2016
2017
2018
2019



Total Equity
CAGR 19.6%
$78.5
$106.3
$118.1
$138.5
$160.7
2015
2016
2017
2018
2019

Asset Quality



Nonperforming Assets to Total Assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.82%
0.70%
0.23%
0.44%
0.43%
2015
2016
2017
2018
2019



Net Charge-Offs to Average Loans
0.20%
0.16%
0.12%
0.08%
0.04%
0.00%
0.04%
0.15%
0.06%
0.01%
0.09%
2015
2016
2017
2018
2019

Summary Income Statement and Profitability

(dollars in millions)

	2018	2019
Net Interest Income	$ 53.7	$ 57.6
Provision for Loan Losses	2.1	2.1
Noninterest Income	9.1	9.6
Noninterest Expense	33.4	34.7
Provision for Income Taxes	5.4	6.7
Net Income	$ 21.9	$ 23.7
Diluted Earnings Per Share	$ 2.01	$ 2.14
Return on Average Assets	1.53 %	1.54 %
Return on Average Equity	17.10	15.86
Net Interest Margin	3.97	3.95

Net Interest Income & Net Interest Margin

(dollars in millions)


$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.63%
3.58%
3.83%
3.97%
3.95%
$34.0
$38.3
$45.8
$53.8
$57.6
2015
2016
2017
2018
2019
Net Interest Income
Net Interest Margin

Noninterest Income

(dollars in thousands)

	2018	2019
Branch fee income	$ 1,519	$ 1,502
Service and loan fee income	2,130	1,965
Gain on sale of SBA loans held for sale, net	1,680	909
Gain on sale of mortgage loans, net	1,719	2,090
BOLI income	975	588
Net security (losses) gains	(199)	373
Other income	1,207	2,112
Total noninterest income	$ 9,031	$ 9,539

Noninterest Expense

(dollars in millions)



$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
3.00%
2.00%
1.00%
0.00%
2.69%
2.44%
2.37%
2.34%
2.25%
$26.9
$27.6
$30.0
$33.4
$34.7
2015
2016
2017
2018
2019
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense

(dollars in thousands)

	2018	2019
Compensation and benefits	$ 20,119	$ 20,666
Occupancy	2,739	2,650
Processing and communications	2,788	2,924
Furniture and equipment	2,348	2,894
Professional services	934	1,061
Loan collection & OREO (recoveries) expenses	(361)	41
Other loan expenses	208	272
Deposit insurance	782	301
Advertising	1,411	1,358
Director fees	671	673
Other expenses	1,782	1,877
Total noninterest expense	$ 33,421	$ 34,717

Profitability



Diluted Earnings per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.02
$1.38
$0.15
$1.23
$1.36
$0.16
$1.20
$2.01
$2.14
2015
2016
2017
2018
2019
Effect of nonrecurring gain on repurchase of subordinated debenture
Effect of Tax Cut and Jobs Act. 2017 Diluted Earning per Share would have been $1.36, net of the $1.7 million deferred tax asset adjustment.

Tangible Book Value Per Share

(Non-GAAP)



$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$7.44
$10.00
*
$0.40
$9.60
$10.98
$12.71
$14.63
2015
2016
2017
2018
2019

* Capital Raise of $15 million at a weighted average price per share of $14.04; net increase of $14.4 million after expenses.

Although we have suspended our stock repurchase program during the COVID-19 epidemic, depending upon our capital needs and then current economic conditions, we will look to reinstitute our repurchase program as we get more clarity on the impact of COVID-19 on the Company, our customers and the communities we serve, and to the extent our stock remains undervalued in the market.

Dividends Paid



Dividends Paid
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
$0.13
$0.18
$0.23
$0.27
$0.31
$0.08
2015
2016
2017
2018
2019
Q1 2020

Stock (UNTY) Ownership



Share Ownership by Type
Other
20.2%
Insider
28.0%
Institutional
51.8%

Additional Notes:

10,880,603 Outstanding Shares as of 12/31/2019

Insider ownership includes 1,711,635 shares (15.7%) held under Dallas Financial Holdings

1,877,039 shares (17.3%) held by top 3 institutions - Banc Funds Co, Endicott Mgmt, and Wellington Mgmt

Pending FDIC BSA Consent Order

- Unity has begun to take steps toward the improvement of its BSA/AML program, including:
  - Established an Independent Board Compliance Committee to oversee BSA/AML enhancements.
  - Additional investment into processes and Financial Crime Risk Management system upgrades to strengthen anti-money laundering controls
  - Continued emphasis on education, training and the importance of compliance for all associates; and
  - The search for a highly experienced BSA/AML professional to oversee these efforts has commenced.
  - Contracted with a specialized third-party vendor to evaluate, propose additional enhancements and to conduct independent test to validate the Bank's BSA/AML policy and procedures.
- Anticipated cost of remediation and look-back are estimated to be $1.5 million.

COVID-19 Pandemic

- Impact to employees:
  - Some employees assigned to work in alternate locations; non-essential employees working from home
  - Employees with medical issues or at higher risk allowed to work from home.
- Branch restrictions put in place for the safety of customers:
  - Lobbies closed; walk-ins by appointment only
  - Tellers provided with plastic gloves and disinfectants; drive-up canisters wiped down before and after every use.
- Small Business Paycheck Protection Program "PPP"
  - Provides small businesses with funds to pay up to 8 weeks of payroll costs, interest on mortgages, rent & utilities
  - Small businesses with 500 or fewer employees eligible
  - Applications started April 3, 2020
    - 450 approved applications
    - Estimated funding of $90 million
    - Assuming another round of PPP is approved:
      - 130 applications approved and queued for SBA approval
      - Estimated funding of $25 million
- Gov't is making SBA 7(A) payments for six months (April – September)

Questions?


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL
- Census.gov